UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant To Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                            ERGO SCIENCE CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________________________________________
     (2)  Form, Schedule or Registration Statement No.: ________________________
     (3)  Filing Party: ________________________________________________________
     (4)  Date Filed: __________________________________________________________

                            ERGO SCIENCE CORPORATION
                               790 Turnpike Street
                       North Andover, Massachusetts 01845
                                 (978) 689-0333

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     To be held on Tuesday, December 9, 2003

                        --------------------------------

         We will hold the 2003 annual meeting of stockholders of Ergo Science Corporation, a Delaware corporation, at The Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103, on Tuesday, December 9, 2003, at 10:00 a.m., local time, for the following purposes:

         1. To re-elect one Class II director to serve for a three-year term ending at the annual meeting of stockholders in 2006 and until his successor is duly elected and qualified or his earlier resignation or removal.

         2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for our fiscal year ending December 31, 2003.

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         This notice is accompanied by a form of proxy, a proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2002 and our Quarterly Report on Form 10-Q for our fiscal quarter ended June 30, 2003. These items of business are more fully described in the accompanying proxy statement. The Board of Directors has fixed Monday, October 27, 2003 as the record date to determine the stockholders entitled to receive notice of and to vote at the annual meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any adjournments or postponements thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for ten days before the date of the annual meeting at The Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103.

         Whether or not you plan to attend the annual meeting, if you are a holder of shares of our common stock, please complete, date, sign and mail the proxy card in the accompanying return addressed envelope, which requires no postage if mailed in the United States. If you later desire to revoke or change your proxy for any reason, you may do so at any time before the voting by delivering to us a written notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. Please note, however, that if your shares are held in the name of a broker, bank, or other nominee and you wish to attend and vote at the annual meeting, you must obtain a proxy issued in your name from that broker, bank or other nominee.

                                    By Order of the Board of Directors,


                                    --------------------------------------------
                                    David R. Burt
                                    Chairman, President, Chief Executive Officer and Secretary

North Andover, Massachusetts
November 5, 2003

                            ERGO SCIENCE CORPORATION
                               790 Turnpike Street
                       North Andover, Massachusetts 01845
                                 (978) 689-0333

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 9, 2003

         This proxy statement is furnished to stockholders of Ergo Science Corporation, a Delaware corporation, in connection with the solicitation by the board of directors of Ergo Science of proxies in the accompanying form for use in voting at a annual meeting of stockholders to be held on Tuesday, December 9, 2003, at 10:00 a.m., local time, at The Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103, and at any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked, will be voted at the annual meeting. This proxy statement, the accompanying Notice of Annual Meeting and the enclosed proxy card are first being mailed to stockholders on or about November 7, 2003.

         At the annual meeting, you will be asked to consider and vote on proposals to:

               . re-elect one Class II director to serve for a three-year term ending at the annual meeting of stockholders in 2006 and until his successor is duly elected and qualified or his earlier resignation or removal;

               . ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for our fiscal year ending December 31, 2003; and

               . transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Our board of directors unanimously recommends that you re-elect the director whose term expires at the annual meeting and ratify the appointment of our independent accountants.

Record Date; Stock Entitled to Vote; Quorum

         Your board of directors has fixed the close of business on Monday, October 27, 2003 as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting. As of the close of business on the record date, we had issued and outstanding 5,813,856 shares of our common stock, each of which is entitled to one vote for or against all matters presented at the annual meeting. The presence at the annual meeting of a majority of these shares of common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, in person or by proxy, the annual meeting may be adjourned until a later time when a quorum is obtained. The holders of shares of our series D exchangeable preferred stock are not entitled to vote on any of the proposals to be presented at the annual meeting.

Solicitation and Voting Procedures

         The accompanying proxy card is designed to permit each common stockholder of record at the close of business on the record date to vote on the matters described in the accompanying Notice of Annual Meeting of Stockholders. The proxy card provides space for a stockholder to vote for, against or abstain from voting on all proposals. Votes of attending stockholders will be taken by written ballots. Shares of our common stock that are entitled to vote and that are represented by a proxy properly signed and received at or prior to the annual meeting, unless subsequently properly revoked, will be voted in accordance with the instructions indicated thereon. If no specific instructions are given with respect to matters to be acted upon at the annual meeting, shares of our common stock represented by a properly executed proxy will be voted FOR the proposal to re-elect the director whose term expires at the annual meeting and FOR the proposal to ratify the appointment of our independent accountants.

         The re-election of the director at the meeting will be approved by a plurality of the shares of the common stock present or represented by proxy and entitled to vote at the annual meeting. Withholding authority to vote for the re-election of a director will have no effect on the outcome of the vote.

         The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2003 at the meeting will be approved by affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions to vote for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2003 will have the effect of a vote against this proposal.

         We will bear the costs of printing and mailing this proxy statement as well as all other costs incurred on behalf of our board of directors in connection with the solicitation of proxies from the holders of common stock. We have retained Georgeson Shareholder Communications to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $1,100 plus expenses. In addition, directors, officers and employees of our company and its subsidiaries may solicit proxies by mail, personal interview, telephone, facsimile or telegraph without additional compensation therefor. Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the common stock not beneficially owned by them, for forwarding such solicitation materials to and obtaining proxies from the beneficial owners of such stock entitled to vote at the annual meeting. We will reimburse these persons for their reasonable expenses incurred in doing so.

Revocation of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (1) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), (2) giving notice of revocation of your proxy at the annual meeting, or (3) delivering to Lisa DeScenza of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered. Attendance at the annual meeting will not in and of itself constitute a revocation of a proxy. All written notices of revocation and other communications with respect to revocation of proxies should be sent to Lisa DeScenza of Ergo Science at its principal executive offices listed previously, and must be received before the taking of the votes at the annual meeting.

         If you have any questions or require additional material, please contact Lisa DeScenza, in our Investor Relations Department, at (978) 689-0333.

              The date of this proxy statement is November 5, 2003.

     It is first being mailed to stockholders on or about November 7, 2003.

                        SOURCE OF ADDITIONAL INFORMATION

         This proxy statement incorporates important business and financial information about us that is not included in, or delivered with, this document. We will provide you with copies of this information that has been incorporated by reference, without charge, upon written or oral request to:

                            ERGO SCIENCE CORPORATION
                         790 Turnpike Street, Suite 202
                             North Andover, MA 01845
                                 (978) 689-0333
                            Attention: Lisa DeScenza

If you would like to request documents, please do so by Tuesday, December 2, 2003 in order to obtain them before the annual meeting.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS TO BE VOTED UPON.....................2

THE ANNUAL MEETING.............................................................3

MATTERS TO BE CONSIDERED.......................................................3

SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE...........................3

VOTES REQUIRED.................................................................3

VOTING, SOLICITATION AND REVOCATION OF PROXIES.................................4

PROPOSAL 1 - ELECTION OF DIRECTOR..............................................5

DIRECTORS AND EXECUTIVE OFFICERS...............................................5

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS..............................6

COMPENSATION OF DIRECTORS......................................................7

EXECUTIVE COMPENSATION.........................................................7

OPTION GRANTS IN LAST FISCAL YEAR..............................................8

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR-END OPTION VALUES..............8

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT................................8

DIRECTOR AND OFFICER INDEMNIFICATION...........................................8

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION........................9

PERFORMANCE GRAPH.............................................................10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................11

REPORT OF THE AUDIT COMMITTEE.................................................12

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................12

PROPOSAL 2 - INDEPENDENT ACCOUNTANTS..........................................13

OTHER MATTERS.................................................................13

STOCKHOLDER PROPOSALS.........................................................14

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           QUESTIONS AND ANSWERS ABOUT THE PROPOSALS TO BE VOTED UPON

         Q:       What is the time and place of the annual meeting?

         A:       Our 2003 annual meeting of stockholders will be held at The
Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103, on Tuesday, December 9, 2003 at 10:00 a.m.

         Q:       What is the record date?

         A:       The close of business on Monday, October 27, 2003.

         Q:       As a stockholder of Ergo what should I do now?

         A:       You should date, sign and mail your proxy card in the enclosed postage paid envelope, as soon as possible, so that your shares will be represented at the annual meeting. Our board of directors unanimously recommends that you vote FOR the director nominee, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

         Q:       Can I change my vote after I have mailed in a signed proxy card?

         A:       Yes. You can change your vote at any time before your proxy is voted at the annual meeting in one of the following ways: (1) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), (2) giving notice of revocation of your proxy at the annual meeting, or (3) delivering to Lisa DeScenza of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered.

         Q:       Whom should I call with questions?

         A:       If you have questions about the annual meeting or how to vote your shares, please call Lisa DeScenza in our Investor Relations Department at
(978) 689-0333.



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

                               THE ANNUAL MEETING

         We are furnishing this proxy statement to holders of shares of common stock in connection with the solicitation of proxies for use at the 2003 annual meeting of Stockholders to be held at The Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103, on Tuesday, December 9, 2003 at 10:00 a.m. local time, and at any adjournments or postponements thereof.

                            MATTERS TO BE CONSIDERED

         At the annual meeting, you will be asked to consider and vote upon proposals to:

               . re-elect one director as a Class II director to serve for a three-year term ending at the annual meeting of stockholders in 2006 and when his successor is duly elected and qualified or his earlier resignation or removal;

               . ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2003; and

               . transact such other business as may properly come before the annual meeting.

              SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE

         Only the holders of record of our outstanding shares of the common stock at the close of business on Monday, October 27, 2003, the record date, will be entitled to notice of and to vote at the annual meeting. On the record date there were 5,813,856 shares of the common stock issued and outstanding. Holders of record of the common stock at the close of business on the record date will be entitled to one vote per share of common stock. The holders of shares of our series D exchangeable preferred stock are not entitled to vote on any of the proposals to be presented at the annual meeting.

                                 VOTES REQUIRED

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes, as defined below, are counted as present or represented at the meeting for purposes of determining whether a quorum exists. The votes required to approve each of the proposals are as follows:

               . The re-election of the director at the meeting requires approval of a plurality of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.

               .    The ratification of the appointment of
                    PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2003 at the meeting will be approved by affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting.

         If you hold your shares of common stock through a broker, bank or other representative, generally, the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter.

               . As to the re-election of directors, abstentions and broker non-votes will have no effect on the outcome of the vote.

               . As to the approval of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2003, broker non-votes are not counted and therefore will have no effect on the outcome of the vote. Abstentions to vote for the ratification of the appointment of PricewaterhouseCoopers LLP.

                    as our independent auditors for the fiscal year ending December 31, 2003 will have the effect of a vote against this proposal.

         As of the record date, directors and executive officers and their affiliates as a group, consisting of four persons, beneficially owned 460,817 shares of common stock, exclusive of presently exercisable stock options. This number of shares represented 7.9% of the aggregate number of votes entitled to be cast at the annual meeting. Such persons have indicated that they intend to vote all such shares in favor of all the proposals. None of them will receive any benefits pursuant to any current employment agreement or employee benefit or stock option plan as a result of any of the proposals.

                 VOTING, SOLICITATION AND REVOCATION OF PROXIES

         Any holder of common stock who has given a proxy may revoke it at any time prior to its exercise at the annual meeting by one of the following methods:

               . attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy),

               . giving notice of revocation of your proxy at the annual meeting, or

               . delivering to Lisa DeScenza of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered

         Stockholders who have executed a proxy but intend to vote in person are requested to notify us prior to the time of the annual meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to: Lisa DeScenza, Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts, 01845. Attendance at the annual meeting will not, in and of itself, constitute revocation of a proxy.

         Shares of common stock held by beneficial owners and represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on properly executed proxies that are received, such proxies will be voted for the re-election of the Class II director and for the ratification of the appointment of PricewaterhouseCoopers as our independent accountants. The board of directors knows of no other business to be brought before the annual meeting. However, all properly executed proxies received will be voted in the discretion of the proxy holders as to any other matter which may properly come before the annual meeting.

         We will bear the costs of printing and mailing this proxy statement as well as all other costs incurred on behalf of our board of directors in connection with the solicitation of proxies from the holders of common stock. We have retained Georgeson Shareholder Communications to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $1,100 plus expenses. In addition, directors, officers and employees of our company and its subsidiaries may solicit proxies by mail, personal interview, telephone, facsimile or telegraph without additional compensation therefor. Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the common stock not beneficially owned by them, for forwarding such solicitation materials to and obtaining proxies from the beneficial owners of such stock entitled to vote at the annual meeting. We will reimburse these persons for their reasonable expenses incurred in doing so.

                        PROPOSAL 1 - ELECTION OF DIRECTOR

         Our restated certificate of incorporation provides for a classified board of directors. The board of directors currently consists of four members, classified into three classes as follows: J. Warren Huff constitutes a class with a term ending at the upcoming annual meeting; David. R. Burt constitutes a class with a term ending in 2004; and William T. Comfort III and Charles E. Finelli constitute a class with a term ending in 2005. At each annual meeting of stockholders, directors elected for a full term of three years to succeed those directors whose terms are expiring.

         The board of directors has voted:

               . to nominate J. Warren Huff at the annual meeting for a term of three years to serve until the 2006 annual meeting of stockholders, and until his successor is elected and qualified or his earlier resignation or removal; and

               . unless authority to vote for the nominee named above is withheld, the shares represented by the proxy will be voted FOR the re-election of J. Warren Huff as a member of our board of directors. In the event that Mr. Huff shall become unable or unwilling to serve, the shares represented by the proxy will be voted for the election of such other person as the board of directors may recommend. The board of directors has no reason to believe that Mr. Huff will be unable or unwilling to serve.

         APPROVAL REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

         The affirmative vote of holders of a plurality of the votes cast at the annual meeting is required to re-elect Mr. Huff as a Class II director.

         THE BOARD OF DIRECTORS RECOMMENDS THE RE-ELECTION OF J. WARREN HUFF AS A CLASS II DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" HIS ELECTION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                        DIRECTORS AND EXECUTIVE OFFICERS

         Under our restated certificate of incorporation, the number of members of our board of directors is fixed from time to time by the board of directors. The board of directors has voted to nominate J. Warren Huff for re-election at the annual meeting for a term of three years, to serve until the 2006 annual meeting of stockholders, and until his successor has been elected and qualified. The Class III director (David R. Burt) and the Class I directors (William T. Comfort III and Charles E. Finelli) will serve until the annual meeting of stockholders to be held in 2004 and 2005, respectively, and until their respective successors have been elected and qualified.

         The following table provides information concerning our executive officer and directors:

Name                                           Age    Position with the Company
----                                           ---    -------------------------

David R. Burt(1)...........................     40    Chairman of the Board,
                                                      President, Chief Executive
                                                      Officer, Secretary and
                                                      Director

William T. Comfort III(2)..................     37    Director

Charles E. Finelli(3)......................     39    Director

J. Warren Huff(4)..........................     49    Director

-------------------------

(1)      Member of the nominating committee.

(2)      Member of the compensation committee and nominating committee.

(3)      Member of the audit committee.

(4) Member of the audit committee, compensation committee and nominating committee.

         Executive officers are generally elected annually by the board of directors to serve at the discretion of the board of directors. A brief biography of each director and the executive officer follows:

         DAVID R. BURT, Class III director, joined us as Vice President, Corporate Development, in March 1993. He was appointed Secretary in March 1997. In March 1999, Mr. Burt was appointed as a director. He also was appointed President and Chief Executive Officer in March 1999 and Chairman of the board of directors in April 2001. Mr. Burt also serves as the President and Chief Executive Officer and a director of J.L. Halsey Corporation, formerly known as NAHC, Inc., a company formerly in the healthcare industry. From 1990 until 1993, Mr. Burt practiced corporate and securities law at Johnson & Gibbs, PC, a law firm in Dallas, Texas. Mr. Burt's practice involved representing issuers and underwriters in financing transactions in a variety of high technology industries. Mr. Burt received a B.A. in government from Dartmouth College and a J.D. from the University of Maryland Law School. Before attending law school, Mr. Burt worked on the staff of United States Senator Paul S. Sarbanes.

         WILLIAM T. COMFORT III, Class I director, joined our board of directors in January 2001. Mr. Comfort was a private equity investor with CVC Capital Partners, a leading private equity firm based in London, England, from February 1995 until December 2000. From February 2001 to February 2003 he served as a consultant to Citicorp Venture Capital ("CVC"). The principal office of CVC is located at 5-7 Carlton Gardens, London SW1 5AD. He is now principal of Conversion Capital Partners Limited, an investment fund currently in the formation stage headquartered at 4th Fl. Liscartan House, 127 Sloane Street, London, England. Mr. Comfort is the chairman of the board of J.L. Halsey Corporation with principal offices located at 2325-B Renaissance Drive, Suite 21, Las Vegas, Nevada 89119 and is a director of Stratos Lightwave, Inc. with principal offices located at 7444 W. Wilson Avenue, Chicago, IL 60706-4549. Mr. Comfort served as a director of numerous public and private companies as a representative of CVC Capital Partners and CVC from which he has resigned. Mr. Comfort received his J.D. and L.L.M. in tax from New York University School of Law.

         CHARLES E. FINELLI, Class I director, joined our board of directors in March 2001. Mr. Finelli has been in the private practice of law for eight years specializing in litigation. He is a director of J.L. Halsey Corporation with principal offices located at 2325-B Renaissance Drive, Suite 21, Las Vegas, Nevada 89119. Mr. Finelli received his J.D. from the University of Arkansas School of Law.

         J. WARREN HUFF, Class II director, joined our board of directors in February 2001. Mr. Huff is the Founding Chief Executive Officer of Reata Discovery, Inc., a biopharmaceutical company based in Dallas, Texas. From 1998 until 2001, Mr. Huff was President and Chief Executive Officer of OpenPages, Inc., a privately-held company in the content production software industry. From 1997 to 1998, Mr. Huff was President and Chief Executive Officer of InLight, Inc., a privately held medical education software company that he founded. From 1992 until 1997, Mr. Huff was our President. Mr. Huff received his J.D. from the Southern Methodist University School of Law and graduated magna cum laude with a B.A. in business administration from University of Texas at Austin.

                COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

         Meeting Attendance. During the fiscal year ended December 31, 2002 there were eight meetings of the board of directors, and the various committees of the board of directors met a total of three times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board on which he served during fiscal 2002. The board of directors has three standing committees: the audit committee, the compensation committee, and the nominating committee.

         Audit Committee. The audit committee, which met one time in fiscal 2002, has two members, J. Warren Huff and Charles E. Finelli. The audit committee reviews the engagement of our independent accountants, reviews our financial statements, considers matters relating to our accounting policy and internal controls and reviews the scope of our annual audits. Each of the members of the audit committee is "independent" as defined in the NASD's listing standards.

         Compensation Committee. The compensation committee, which met one time during fiscal 2002, has two members, William T. Comfort III and J. Warren Huff. The compensation committee reviews, approves and makes recommendations on our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the board of directors are carried out and that such policies, practices and procedures contribute to our success. The board of directors designated the compensation committee as the administrator of our incentive plan. In addition, the board of directors has designated the compensation committee as the administrator of the 2001 stock plan.

         Nominating Committee. The nominating committee met one time during fiscal 2002 and has three members, William T. Comfort III, David R. Burt and J. Warren Huff. The nominating committee's role, following consultation with the other members of the board of directors, is to make recommendations to the full board of directors as to the size and composition of the board of directors and to make recommendations as to individual nominees. In recommending candidates to the board of directors, the nominating committee seeks persons with, among other things, proven judgment and experience. The nominating committee will not consider nominees recommended by stockholders.

                            COMPENSATION OF DIRECTORS

         Charles E. Finelli received $25,000 in 2003 for service on a special committee of the board and $15,000 as compensation in 2002 and 2001 for service on the board of directors. J. Warren Huff received $25,000 in 2003 for service on a special committee of the board. We reimburse directors for the expenses incurred in attending meetings of the board of directors and its committees.

         In June 1996, our stockholders approved the non-employee director plan. The non-employee director plan provided for an initial grant of a nonqualified stock option for 10,000 shares of common stock to each non-employee director upon first being elected or appointed to serve on the board of directors. In addition, in accordance with the terms of the non-employee director plan, each non-employee director was granted a second nonqualified stock option for 10,000 shares of common stock on the second anniversary of the grant date of their initial grant. Each option under the non-employee director plan had an exercise price equal to the fair market value of the common stock on the grant date. These options became exercisable in equal increments on the first and second anniversary of their date of grant and will expire ten years after the grant date if not exercised. If a change in control occurs, all stock options granted under the non-employee director plan become fully exercisable.

         On March 27, 2001 under the Company's Long-Term Incentive Stock and Directors Stock Plan, our board of directors granted nonqualified stock options for 35,000 (17,500 shares post reverse-split) of common stock with an exercise price equal to the fair market value of the common stock on the grant date, to both Messrs. Comfort and Huff. Each of these options vests in equal installments of 7,000 shares (3,500 shares post reverse-split) on each of the first five anniversaries of March 27, 2001 provided that the holder participates in at least 75% of all meetings of our board of directors for the preceding year.

         On October 15, 2001, the shareholders of the Company approved the Ergo Science Corporation 2001 Employee, Director and Consultant Stock Plan. The plan reserves a total of 1,600,000 shares of our common stock for issuance under this plan. The awards that may be granted under this plan include incentive stock options under section 422 of the Internal Revenue Code or non-qualified stock options. As of December 31, 2002, 1,386,375 shares were available to be granted under this plan. At the time that the shareholders approved this plan, the Company's Long-Term Incentive Stock and Directors Stock Plan was closed, and no new grants will be made to either plan.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth summary information as to compensation received by the chief executive officer, who was the only executive officer who was employed by us in 2002, for services rendered in all capacities during the three fiscal years ended December 31, 2002.

                                                                                        Long-Term Compensation
                                                                       --------------------------------------------------------
                                           Annual Compensation                    Awards              Payouts
                                     -------------------------------   ----------------------------   -------
Name and Principal                                                     Restricted     Securities
Position at June 30,                                    Other Annual     Stock        Underlying       LTIP        All Other
2001                        Year      Salary    Bonus   Compensation     Awards     Options/SARs(#)   Payouts   Compensation(1)
------------------------   -------   --------   -----   ------------   ----------   ---------------   -------   ---------------
David R. Burt.........
   Chairman, President,    2002      $150,000   $  --      $  --           --               --         $  --       $20,673
   Chief Executive         2001(2)   $150,000   $  --      $  --           --           27,500         $  --       $ 1,500
   Officer and Secretary   2000      $170,000   $  --      $  --           --               --         $  --       $ 1,708
   Secretary

-------------------------

         (1) All other compensation in 2001 and 2000 consists of matching contributions made under the Company's 401(k) plan. The $20,673 in 2002 represents an amount received by Mr. Burt as a result of forfeitures due to the termination of the Company's 401(k) plan.

         (2) Mr. Burt was appointed chairman of the board of directors, in March 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

         During 2002, no options were granted.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The following table provides information about the number of shares issued upon option exercises and the value realized by Mr. Burt during 2002. The table also provides information about the number and value of options held by Mr. Burt at December 31, 2002.

                                                                 Number of Securities          Value of the Unexercised
                                                                Underlying Unexercised      In-The-Money Options at Fiscal
                                                              Options At Fiscal Year-End             Year-End(2)
                                                              ---------------------------   ------------------------------
                                    Shares
                                  Acquired on      Value
                                   Exercise     Realized(1)   Exercisable   Unexercisable     Exercisable   Unexercisable
                                  -----------   -----------   -----------   -------------     -----------   -------------
David R. Burt..................            --   $        --        91,500          13,750             200              --

         (1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by Mr. Burt exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

         (2) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for common stock of $1.65, the closing sale price per share of common stock as reported in the OTC Bulletin Board on December 31, 2002.

                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

         David R. Burt is an employee-at-will because we did not renew our employment agreement with him when it expired in October 1998. Mr. Burt's current base salary is $150,000. The compensation committee may increase this base amount at its discretion.

                      DIRECTOR AND OFFICER INDEMNIFICATION

         We have entered into indemnification agreements with each of our directors and our executive officer, agreeing to indemnify the director or officer to the fullest extent permitted by law, and to advance expenses, if the director or officer becomes a party to or witness or other participant in any threaten, pending or completed action, suit or proceeding by reason of any occurrence related to the fact that the person is or was a director, officer, employee, agent or fiduciary of ours or a subsidiary of ours another entity at our request, unless a reviewing party, either outside counsel or a committee appointed by the board of directors, determines that the person would not be entitled to indemnification under applicable law. In addition, if a change-in-control or a potential change-in-control occurs, and if the person indemnified so requests, we will establish a trust for the benefit of the indemnitee and fund the trust in an amount sufficient to satisfy all expenses reasonably anticipated at the time of the request to be incurred in connection with any claim relating to such an event. The reviewing party will determine the amount deposited in the trust. An indemnitee's rights under the indemnification agreement are not exclusive of any other rights under the restated certificate of incorporation or bylaws, as amended, or applicable law.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE EXECUTIVE COMPENSATION PROGRAM

         Ergo currently has no operations. Because of this, a comparison of compensation of other public companies may not provide a fair basis for determining the salaries of executives. The compensation committee believes, however, that the base salary provided to the executives provides incentives to the executives to fulfill the general performance goals set by the board of directors. Equity based incentive compensation also may be awarded to executives under our incentive plan. The incentive plan allows grants of stock options, SARs and restricted stock awards. To date, only stock options have been awarded under the incentive plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

         David R. Burt is the only executive officer of the Company.

         BASE SALARY. Commensurate with Mr. Burt's duties as president, chief executive officer and secretary, Mr. Burt's annual base salary is $150,000.

         BONUS. Mr. Burt did not receive a cash bonus for fiscal year 2002.

         INCENTIVE PLAN. Mr. Burt was granted 27,500 options to purchase shares of common stock during 2001. Mr. Burt had 91,500 vested exercisable stock options as of December 31, 2002.

                                       COMPENSATION COMMITTEE
                                       William T. Comfort III
                                       J. Warren Huff

                                PERFORMANCE GRAPH

         The Performance Graph compares our cumulative total return, the NASDAQ Stock Market (U.S. Companies) and NASDAQ Pharmaceutical Stocks. The graph assumes that $100 was invested in the stock or the index on December 31, 1997 and assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

                Comparison of Five-Year Cumulative Total Returns
                              Performance Graph for
                            Ergo Science Corporation

               Produced on 11/03/2003 including data to 12/31/2002

                             [GRAPHIC CHART OMITTED]

------------------------------------------------------------------------------------------------------------
                                                   Legend

Symbol       CRSP Total Returns Index for:         12/1997   12/1998   12/1999   12/2000   12/2001   12/2002
------       -----------------------------         -------   -------   -------   -------   -------   -------
_________ o  Ergo Science Corporation                100.0      14.5      17.2       9.1      14.7      12.0
____ ____ *  Nasdaq Stock Market (US Companies)      100.0     140.9     261.4     157.6     125.1      86.5
_ _ _ _ _ ^  Nasdaq Pharmaceuticals Stocks           100.0     126.9     239.3     298.5     254.4     164.4
             SIC 2830 - 2839 US & Foreign

Notes:

     A.  The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.  The index level for all series was set to $100.0 on 12/31/1997.
     E.  Data for Ergo Science Corporation from May 2001 through Dec 2002 provided by the client.
------------------------------------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the shares of common stock as of October 27, 2003, by:

         . each person we know to be the beneficial owner of 5% or more of the outstanding shares of common stock based on our review of filings made with the Securities and Exchange Commission;

         .   the executive officer;

         .   each director; and

         .   the executive officer and the directors as a group.

Except as indicated in the footnotes to the table, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

                                                                Shares Beneficially Owned(2)

Name and Address of Beneficial Owner(1)                             Number         Percent
------------------------------------------------------------    --------------   -----------

David R Burt................................................       91,550(3)         1.6%

William T. Comfort, III.....................................      352,267            6.1%

Charles E. Finelli..........................................        5,000(4)         *

J. Warren Huff..............................................       12,000(5)         *

Asset Value Fund Limited Partnership
376 Main Street, P.O. Box 74
Bedminster, NJ 07921........................................      317,800(6)         5.5%


All directors and the current executive officer as a group
(four persons)..............................................      460,817(7)         7.9%

-------------------------

         * Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

         (1) The address of all individual directors and the executive officer is Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

         (2) The number of shares of common stock issued and outstanding on October 27, 2003 was 5,813,856. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding at October 27, 2003, plus shares of common stock subject to options held by such person at October 27, 2003, and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

         (3) Includes 91,500 shares of common stock subject to stock options held by Mr. Burt on October 27, 2003, and exercisable within 60 days thereafter, and 50 shares of common stock owned by Mr. Burt's daughter.

         (4) Consists entirely of shares of common stock subject to stock options held by Mr. Finelli on October 27, 2003, and exercisable within 60 days thereafter.

         (5) Consists entirely of shares of common stock subject to stock options held by Mr. Huff on October 27, 2003, and exercisable within 60 days thereafter.

         (6) This information is based solely on a Schedule 13(d) filed on September 8, 2003 with the Securities and Exchange Commission by Asset Value Fund Limited Partnership.

         (7) Includes 108,500 shares of common stock subject to stock options held by the directors and the executive officer on June 30, 2003, and exercisable within 60 days thereafter.

                          REPORT OF THE AUDIT COMMITTEE

         The audit committee of the board of directors consists of Mr. Huff and Mr. Finelli. The audit committee has furnished the following report:

         The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the audit committee are set forth in a written charter adopted by the board of directors. The audit committee plans to review and reassess its charter annually and to recommend any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2002, the audit committee took the following actions:

         . Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with management and PricewaterhouseCoopers LLP, our independent auditors;

         . Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         . Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1. The audit committee further discussed with PricewaterhouseCoopers LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

         The audit committee reviewed the audited financial statements and had discussions with management and PricewaterhouseCoopers LLP regarding the audited financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission. Based upon its review and discussions, the audit committee recommended to our board of directors that the audited financials for the fiscal year ended December 31, 2002 be included in the annual report on Form 10-K.

                                            AUDIT COMMITTEE
                                            Charles E. Finelli
                                            J. Warren Huff, Chairman


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the compensation committee are J. Warren Huff and William T. Comfort III. Neither of these members is our employee. No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of any changes in ownership of our common stock and other equity securities. Based on our review of forms furnished to us and written representations from reporting persons, we believe that all filing requirements applicable to executive officers, directors, and 10% beneficial owners were complied with during 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On August 1, 2003, we signed a stock purchase agreement with Court Square Capital Limited, a subsidiary of Citicorp Venture Capital, Ltd. and our largest stockholder at the time. In accordance with the terms of the agreement, we purchased 1,335,722 shares of our common stock at a price of $1.81 per share, the market price on August 1, for a total purchase price of $2,417,656.82. Thomas F. McWilliams, who had been serving on our board at the behest of CVC, resigned his position prior to the board's approval of the transaction with Court Square.

                      PROPOSAL 2 - INDEPENDENT ACCOUNTANTS

         The board of directors has appointed PricewaterhouseCoopers, LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2003. The board of directors proposes that the stockholders ratify the appointment of PricewaterhouseCoopers to audit our financial statements for the fiscal year ended December 31, 2003. The Company expects that representatives of PricewaterhouseCoopers will be present at the annual meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         In the event that ratification of the appointment of PricewaterhouseCoopers as our independent accountants is not obtained at the annual meeting, the board of directors will reconsider its appointment.

         APPROVAL REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

         The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  OTHER MATTERS

Audit Fees

         Following are the fees billed by PricewaterhouseCoopers LLP, the Company's independent accountants for the fiscal year ended December 31, 2002, for professional services rendered to the Company:

         Audit Fees for the audit of the Company's financial
         statements for the year ended December 31, 2002 and
         the review of the Company's financial statements
         included in the Company's Quarterly Reports on Form
         10-Q for the quarters ended March 31, 2002, June 31,
         2002 and September 31, 2002                                    $ 43,370

         Financial Information Systems Design and Implementation
         Fees                                                                  0

         All Other Fees                                                        0

         Total                                                          $ 43,370

                              STOCKHOLDER PROPOSALS

         To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2004, stockholder proposals must be received no later than July 12, 2004 to be considered for presentation at such annual meeting. Although not included in the proxy statement, proposals must be received no later than sixty days before the annual meeting or (if later) ten days after the first public notice of the meeting. Proposals received after that date will not be voted on at the 2004 annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of Lisa DeScenza, Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

                                       By Order of the Board of Directors,

                                       /s/ David R. Burt
                                       -----------------
                                       David R. Burt
                                       Chairman, President, Chief Executive
                                       Officer and Secretary

Dated: November 5, 2003

           YOUR PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF
                            ERGO SCIENCE CORPORATION
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD AT 10 A.M. LOCAL TIME ON DECEMBER 9, 2003
                   AT THE HIGHLANDER INN, TWO HIGHLANDER WAY,
                           MANCHESTER, NEW HAMPSHIRE.

Enclosed with this Proxy is a Proxy Statement/Prospectus containing important information about the issues that you are being asked to approve.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly returning your completed Proxy card prior to the Annual Meeting.

                (Continued and to be signed on the reverse side)

                                                  ANNUAL MEETING OF STOCKHOLDERS OF

                                                      ERGO SCIENCE CORPORATION

                                                          December 9, 2003





                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.




                             | Please detach along perforated line and mail in the envelope provided. |
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------
1.  To re-elect one Class ll director to serve for                                                          FOR   AGAINST   ABSTAIN
    a three year term ending at the annual meeting    2.  To consider and act upon a proposal to ratify     [ ]     [ ]       [ ]
    of stockholders in 2006 and until his successor       ratify the appointment of PricewaterhouseCoopers
    is duly elected and qualified or his earlier          LLP as our independent accountants for our fiscal
    resignation or removal.                               year ending December 31, 2003.
                       NOMINEE:
[ ] FOR                   J. Warren Huff              3.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
[ ] WITHHOLD AUTHORITY
                                                      Please mark the boxes on the Proxy card above to indicate how your shares are to be voted, then sign the card, detach it and return your Proxy card in the enclosed envelope.






-----------------------------------------------------





-----------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note  [ ]
that changes to the registered name(s) on the
account may not be submitted via this method.
-----------------------------------------------------

                         ------------------------       ----------                          -----------------------       ----------
Signature of Stockholder                          Date:            Signature of Stockholder                         Date:
                         ------------------------       ----------                          -----------------------       ----------

    Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
          When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.